                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                       PW EAGLE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 PW EAGLE, INC.
                       222 SOUTH NINTH STREET, SUITE 2880
                          MINNEAPOLIS, MINNESOTA 55402

                        ---------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 2, 2001

                        ---------------------------------

TO THE SHAREHOLDERS OF PW EAGLE, INC.:

         Notice is hereby given that the Annual Meeting of Shareholders of PW Eagle, Inc. will be held on Wednesday, May 2, 2001, at the Hilton Minneapolis and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota. The meeting will convene at 3:15 p.m., Minneapolis Time, for the following purposes:

         1.       To set the number of directors at five.

         2. To elect two Class II directors to serve until the 2004 Annual Meeting of Shareholders.

         3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on March 21, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                    By Order of the Board of Directors,



                                    William H. Spell
                                    Chief Executive Officer

Minneapolis, Minnesota
April 3, 2001



================================================================================
TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.
================================================================================

                                 PW EAGLE, INC.

                            -------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 2001

                            -------------------------

                                  INTRODUCTION

         This Proxy Statement is furnished to the shareholders of PW Eagle, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on May 2, 2001, or any adjournment or adjournments thereof. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers, directors, and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

         Any proxy may be revoked at any time before it is voted by written notice to the Secretary or any other officer of the Company, or by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

         The Company expects mailing of this Proxy Statement to shareholders of the Company will commence on or about April 3, 2001. The Company's corporate offices are located at 222 South Ninth Street, Suite 2880, Minneapolis, Minnesota 55402, and its telephone number is (612) 305-0339.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed March 21, 2001, as the record date for determining shareholders entitled to vote at the meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 21, 2001, 8,109,675 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote at the Annual Meeting.

         The presence in person or by proxy of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received prior to the meeting.

           SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table provides information as of March 21, 2001, concerning the beneficial ownership of the Company's voting securities by persons who are known to own five percent or more of a class of voting stock of the Company, by each executive officer named in the Summary Compensation Table, by each director, and by all directors and executive officers (including the named individuals) of the Company as a group. Unless otherwise noted, the person listed as the beneficial owner of the shares has sole voting and investment power over the shares.

                                                             SHARES
                 NAME AND ADDRESS                         BENEFICIALLY                      PERCENT OF
               OF BENEFICIAL OWNER                           OWNED                          CLASS (1)
               -------------------                        -----------                     -----------
J.P. Morgan Partners, L.L.C.................           1,343,452(2)                        14.2%
   1221 Avenue of the Americas
   New York, NY 10020
William H. Spell............................             676,363(3)(4)(5)                   8.2%
   222 S. Ninth Street
   Minneapolis, MN 55402
David L. Babson & Company, Inc..............             597,090(2)                         6.9%
   1295 State Street
   Springfield, MA 01111
Harry W. Spell..............................             482,193(4)(5)(6)                   5.9%
   222 S. Ninth Street
   Minneapolis, MN 55402
Perkins Capital Management, Inc.............             461,791                            5.7%
   730 East Lake Street
   Wayzata, MN  55391
George R. Long..............................             270,877(7)                         3.3%
   29 Las Brisas Way
   Naples, FL 34108
Bruce A. Richard............................             230,377(5)(8)                      2.8%
   2458 Farrington Circle
   Roseville, MN 55113
Richard W. Perkins..........................             184,512(5)(9)                      2.3%
   730 East Lake Street
   Wayzata, MN 55391
Larry I. Fleming............................              86,000(10)                        1.1%
   1550 Valley River Drive
   Eugene, OR 97401
Roger R. Robb...............................              75,000(11)                          *
   1550 Valley River Drive
   Eugene, OR  97401
John R. Cobb................................              75,000(11)                          *
   1550 Valley River Drive
   Eugene, OR  97401
James K. Rash...............................              68,000(12)                          *
   1550 Valley River Drive
   Eugene, OR 97401


                                       -2-

                                                             SHARES
                 NAME AND ADDRESS                         BENEFICIALLY                      PERCENT OF
               OF BENEFICIAL OWNER                           OWNED                          CLASS (1)
               -------------------                        -----------                     -----------
All Directors and Current...................           2,209,852(13)                       25.9%
   Officers as a Group (12 persons)

------------
*        Less than 1%

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 21, 2001 or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by the group.

(2) Such shares are not outstanding but may be purchased upon exercise of currently exercisable warrants to purchase Common Stock.

(3) Includes 142,400 shares which may be purchased upon exercise of currently exercisable options and 21,429 shares held by Mr. Spell's wife.

(4) Includes 83,500 shares held by the Spell Family Foundation. Messrs. Harry Spell and William Spell share voting and dispositive power over such shares.

(5)      Messrs. William H. Spell, Harry W. Spell, Richard W. Perkins and Bruce
         A. Richard have individually acquired securities of the Company from the Company and in open market transactions and each of them individually anticipates that he will acquire additional securities of the Company in the future. Such persons have entered into an agreement which requires that a majority of them approve any sale of securities of the Company by any of them. This agreement is designed to keep all of such persons interested and focused on the long-term success of the Company and recognizes that each of such persons contributes specific expertise to the Company through their positions as directors and/or officers. The agreement does not require that such persons vote their shares in any specific manner or act in concert in connection with any purchase or sale of securities of the Company.

(6) Includes 86,280 shares which may be purchased upon exercise of currently exercisable options.

(7) Includes 24,070 shares which may be purchased upon exercise of currently exercisable options.

(8) Includes 73,780 shares which may be purchased upon exercise of currently exercisable options.

(9) Includes 24,070 shares which may be purchased upon exercise of currently exercisable options, 11,429 shares held by a Profit Sharing Trust for Mr. Perkins' benefit, and 10,000 shares held by the Perkins Foundation. Does not include 461,791 shares held by Perkins Capital Management, Inc. as to which Mr. Perkins has no voting or investment power.

(10) Includes 13,500 shares which may be purchased upon exercise of currently exercisable options.

(11) Includes 12,500 shares which may be purchased upon exercise of currently exercisable options.

(12) Includes 14,500 shares which may be purchased upon exercise of currently exercisable options.

(13) Includes 424,640 shares which may be purchased upon exercise of currently exercisable options.

                             SET NUMBER OF DIRECTORS
                                (PROPOSAL NO. 1)

         The Bylaws of the Company provide that the number of directors shall not be less than three nor more than twelve, as determined by the shareholders. The Board of Directors recommends that the number of directors be set at five. Each Proxy will be voted for or against such number, or not voted at all, as directed in the Proxy.

VOTE REQUIRED; RECOMMENDATION

         The adoption of the resolution to set the number of directors requires the affirmative vote of the greater of (1) a majority of the voting power of shares represented in person or by proxy at the Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting. The Board of Directors recommends that the shareholders vote in favor of this Proposal No. 1.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 2)

GENERAL INFORMATION

         The Board of Directors consists of three classes of Directors, Class I who hold office until the 2002 Annual Shareholders Meeting, Class II who hold office until the 2001 Annual Shareholders Meeting and Class III who hold office until the 2003 Annual Shareholders Meeting or, in all cases, until their successors are elected. Bruce A. Richard and William H. Spell are the current Class II directors whose terms expire as of this Annual Meeting. Messrs. Richard and Spell have been nominated for election as Class II directors by the Board of Directors and have consented to being named as nominees. It is intended that solicited proxies will be voted for such nominees. The Company believes that Messrs. Richard and Spell will be able to serve; but in the event either Mr. Richard or Mr. Spell is unable to serve as a director, the persons named as proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose or, in the absence of such proposal, for such fewer directors as results from the inability of Mr. Richard or Mr. Spell to serve.

         The Board currently consists of five directors, including the nominees listed below:

         Class II NOMINEES whose terms of office will be until the 2004 Annual Meeting of Shareholders if elected by the shareholders of the Company:

                                    Bruce A. Richard (1)(3)(4)
                                    William H. Spell (2)(4)

         Class I DIRECTORS whose terms of office will continue until the 2002 Annual Meeting of Shareholders:

                                    George R. Long (3)
                                    Richard W. Perkins (1)(2)(3)

         Class III DIRECTOR whose term of office will continue until the 2003 Annual Meeting of Shareholders:

                                    Harry W. Spell (1)(4)
---------------

(1)      Member of Compensation Committee
(2)      Member of Nominating Committee
(3)      Member of Audit Committee
(4)      Member of Executive Committee

         The following is information concerning the principal occupations for at least the past five years of the nominees and those directors whose terms will continue beyond the Annual Meeting:

         HARRY W. SPELL, age 77, has been Chairman of the Board since January 1992. He also served as Chief Executive Officer of the Company from January 1992 to January 1997. In addition, Mr. Spell is the Chairman of Spell Capital Partners, LLC, a private equity firm which focuses on leveraged acquisitions of established businesses in the Upper Midwest. Mr. Spell has been involved in private equity investing since 1988. He was employed by Xcel Energy, a Fortune 500 company, until August 1988, where he served as Senior Vice President of Finance and Chief Financial Officer. Mr. Spell currently serves as a director of Appliance Recycling Centers of America, Inc., as well as several private organizations.

         WILLIAM H. SPELL, age 44, has been a director of the Company since January 1992 and Chief Executive Officer since January 1997, and served as the Company's President from January 1992 to January 1997. In addition, Mr. Spell is the president of Spell Capital Partners, LLC, a private equity firm which focuses on leveraged acquisitions of established businesses in the Upper Midwest. Mr. Spell serves as a director of iNTELEFILM Corporation. Mr. Spell has been involved in private equity investing since 1988. From 1981 through 1988, Mr. Spell was Vice President and Director of Corporate Finance at a regional investment banking firm located in Minneapolis, Minnesota. Mr. Spell has a B.S. and an M.B.A. degree from the University of Minnesota.

         BRUCE A. RICHARD, age 71, has been a director of the Company since March of 1992 and Vice Chairman since February 1996. In addition, Mr. Richard is affiliated with Spell Capital Partners, LLC, a private equity firm which focuses on leveraged acquisitions of established businesses in the Upper Midwest. Mr. Richard has been involved in private equity investing since 1988. He retired as President and Chief Operating Officer of Xcel Energy, a Fortune 500 company, in July of 1986. He is a former member of the Board of Regents of St. John's University, and serves as a director of several private companies and is actively involved in other philanthropic organizations.

         GEORGE R. LONG, age 70, has been a director of the Company since 1986. He has served as Chairman of the Board of Directors of the Mayfield Corporation, a financial advisory firm, since 1973. For over six years, he has been a private investor.

         RICHARD W. PERKINS, age 70, has been a director of the Company since January 1992. Mr. Perkins has been President of Perkins Capital Management, Inc., a registered investment adviser, since 1984 and has had over 40 years experience in the investment business. Prior to establishing Perkins Capital Management, Inc., Mr. Perkins was a Senior Vice President at Piper Jaffray Inc. where he was involved in corporate finance and venture capital activities, as well as rendering investment advice to domestic and international investment managers. Mr. Perkins is also affiliated with Spell Capital Partners, LLC, which is a private equity firm which focuses on leveraged acquisitions of established businesses in the Upper Midwest. Mr. Perkins is a director of various public companies, including: Bio-Vascular, Inc., Lifecore

Biomedical, Inc., iNTELEFILM Corporation, CNS, Inc., Quantech Ltd.,
Nortech Systems, Inc., Vital Images, Inc., Paper Warehouse, Inc. and Harmony Holdings, Inc.

         Harry W. Spell is William H. Spell's father.

VOTE REQUIRED; RECOMMENDATION

         The election of each nominee requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting. The Board recommends that shareholders vote "For" the nominees for Class II directors named above.

COMMITTEE AND BOARD MEETINGS

         The Company has an Audit Committee whose members are Messrs. Richard (Chairman), Long and Perkins and which met four times during fiscal 2000. The Audit Committee, among other responsibilities, recommends to the full Board of Directors the selection of auditors and reviews and evaluates the activities and reports of the auditors, as well as the internal accounting controls of the Company.

         The Company has a Compensation Committee whose members are Messrs. Perkins (Chairman), Harry Spell and Richard. The Compensation Committee is charged with determining the compensation to be paid to officers of the Company and to determine other compensation issues if requested by the Board of Directors. The Compensation Committee did not formally meet during fiscal 2000. In lieu of Compensation Committee meetings, the Board of Directors determined compensation issues.

         Finally, the Company has a Nominating Committee whose members are Messrs. William Spell (Chairman) and Perkins. The Nominating Committee presents nominees for members on the Board of Directors to the full Board of Directors for approval. The Nominating Committee does consider nominees recommended by Company shareholders. Such recommendations should be submitted in writing to William Spell and include a biography of the nominee. The Nominating Committee did not formally meet during fiscal 2000. In lieu of Nominating Committee meetings, the Board of Directors considered and recommended nominees.

         The directors and committee members communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action by unanimous written consent of all directors or committee members, in accordance with Minnesota law, rather than hold formal meetings. The Board of Directors met formally four times during fiscal 2000. Each director attended not less than 75% of the meetings of the Board of Directors and any committee on which he served.

                             AUDIT COMMITTEE REPORT

         The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310(c)(26)(B)(i), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

         In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

         (1) reviewed and discussed the audited financial statements for the year ended December 31, 2000, with management;

         (2) discussed with the independent accountants the material required to be discussed by Statement on Auditing Standards No. 61; and

         (3) reviewed the written disclosures and the letter from the independent accountants required by the Independence Standards Board's Standard No. 1, and discussed with the independent accountants any relationships that may impact their objectivity and independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission.

                           MEMBERS OF THE AUDIT COMMITTEE:
                                    Bruce A. Richard (Chair)
                                    George R. Long
                                    Richard W. Perkins

                                    EXECUTIVE COMPENSATION

BOARD OF DIRECTOR'S REPORT ON EXECUTIVE COMPENSATION

         COMPENSATION COMMITTEE'S RESPONSIBILITY. The Compensation Committee of the Board of Directors is currently composed of directors Richard W. Perkins, who is the Chairman of the Committee, Bruce A. Richard and Harry W. Spell. Harry
W. Spell was Chairman of the Board of the Company during 2000. Bruce A. Richard was Vice Chairman of the Board during 2000. The Committee is responsible for developing and making recommendations to the Board with respect to compensation of the executive officers of the Company. Although the Company has a Compensation Committee, during fiscal 2000 the Board of Directors assumed responsibility for compensation matters.

         COMPENSATION PHILOSOPHY. The Company has designed its compensation programs to reward performance and to attract, retain and motivate employees at all levels of the organization. Generally, base pay is set at competitive levels within the appropriate labor market. Additional opportunities exist for all employees to earn significant amounts of additional compensation based upon the performance of the Company.

         Executive compensation is comprised of base salaries, annual EBITDA performance bonuses if earned, and long-term incentive compensation in the form of restricted stock grants and stock option awards. The Company extends loans to executives so they may purchase Company stock and executives participate in various benefits, in which all eligible employees of the Company participate. In addition, special cash bonuses or stock options related to non-recurring, extraordinary performance may be awarded from time to time.

         BASE SALARY. Base salaries for executive officers are reviewed by the Committee or the Board on an annual basis. Each year the Committee or the Board assesses the executive employee's level of responsibility, overall job performance and accomplishments, and experience, and then reviews comparable market data to determine appropriate salary increases. Recommendations for salary increases are made to the full Board for its approval. For the year ended 2000, salaries for all executive employees rose slightly.

         ANNUAL INCENTIVES. The Company has an EBITDA (earnings before interest, taxes, depreciation and amortization) Performance Bonus Plan (the "Performance Bonus Plan"). Under this plan, each executive's position corresponds to a grade for which a year-end EBITDA goal and target bonus amount are established by the Board. Several positions may be assigned to the same grade within the Performance Bonus Plan. Target bonus amounts for the executive employees range from 28% to 60% of base salaries. Executives may earn a bonus of up to three the times the amount of the target bonus, depending upon the Company's actual performance relative to its EBITDA goal. In the event that the EBITDA goal is not reached, the bonus awarded is less than the target bonus and, depending upon performance, no bonus may be awarded.

         LONG-TERM INCENTIVES. The Company may grant executive employees long-term awards, including stock options pursuant to the Company's 1997 Stock Option Plan, restricted stock awards and loans for the purchase of Company common stock. Each of the Company's current executive employees has been granted stock options and shares of restricted stock, and has also received loans for the purchase of Company stock. The Company believes that these types of long-term incentives serve to closely align the goals and motivation of management with those of other shareholders and to provide key personnel with a long-term capital accumulation opportunity.

         OTHER COMPENSATION PLANS. The Company has adopted certain broad-based employee benefit plans in which all employees, including the named executives, are permitted to participate on the same terms and conditions relating to eligibility and generally subject to the same limitation on the amounts that may be contributed or the benefits payable under those plans. The Company maintains a plan qualified under I.R.C. Section 401(k), and the Company made aggregate contributions to this plan of $3,107,000 for fiscal year 2000. Additionally, the Company maintains a non-qualified Deferred Compensation Plan for executive employees and middle managers, and a Top Hat Plan for executive employees. Participating employees may defer additional amounts of salary and bonuses under these plans.

         CHIEF EXECUTIVE OFFICER COMPENSATION. William H. Spell served as the Company's Chief Executive Officer in 2000. The Chief Executive Officer and his compensation are evaluated annually based on several factors, including the Company's achievement of targeted EBITDA goals. The Chief Executive Officer is charged with maximizing the Company's cash flow, as well as executing the corporate growth strategy, through both internal growth and growth by acquisition.

         The Board of Directors believes the Company's executive compensation policies and programs serve the interests of the Company and its shareholders.

                                     MEMBERS OF THE BOARD OF DIRECTORS:
                                              Harry W. Spell (Chair)
                                              Bruce A. Richard
                                              George R. Long
                                              Richard W. Perkins
                                              William H. Spell

SUMMARY COMPENSATION TABLE

         The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during the last three fiscal years to the Chief Executive Officer and the four other highest paid executive officers of the Company whose salary and bonus for fiscal 2000 exceeded $100,000:

                                                                          LONG-TERM COMPENSATION
                                                                   -----------------------------------
                                                                             AWARDS            PAYOUTS
                                       ANNUAL COMPENSATION         --------------------------  -------
                                   -----------------------------                  SECURITIES
                                                                      RESTRICTED  UNDERLYING
NAME AND PRINCIPAL                                     OTHER ANNUAL      STOCK      OPTIONS/      LTIP       ALL OTHER
POSITION                           SALARY     BONUS    COMPENSATION     AWARD(S)      SARS       PAYOUTS    COMPENSATION
                       YEAR         ($)        ($)       ($)(1)         ($)(2)        (#)          ($)            ($)
------------------     ----    ---------    --------   ------------   ---------    ---------     -------    ------------
William H. Spell,      2000     203,919      363,339         0            0             0           0         32,437(3)
   Chief Executive     1999     145,700      280,000         0         70,000        10,000         0          7,404
   Officer             1998     115,000       51,000         0            0         120,000         0          5,072

James K. Rash,         2000     274,840      421,789         0            0             0           0         33,403(5)
   Former President    1999(4)   68,368       86,576         0        103,313        72,500         0         11,871

Larry I. Fleming,      2000     202,147      317,202         0            0             0           0         26,077(6)
   President           1999(4)   53,172       46,207         0        105,000        67,500         0         10,845

John R. Cobb,          2000     174,663      278,750         0            0             0           0         22,422(7)
   Senior Vice         1999(4)   45,767       38,883         0         87,500        62,500         0          9,220
   President

Roger R. Robb,         2000     174,663      278,750         0            0             0           0         21,367(8)
   Chief Financial     1999(4)   43,270       28,834         0         89,750        62,500         0          7,605
   Officer

---------------------------

(1) Does not include car allowances or personal use of Company car, group life insurance or other personal benefits, the aggregate amount of which was less than 10% of the individual's listed compensation.

(2) Dividends, if declared by the Company, will be paid on the shares. Aggregate shares of restricted stock held by the named executive officers at December 31, 2000 and the value of such shares on that date (based on a closing stock price of $7.875 per share) are as follows:
         Mr. Spell held 20,000 shares valued at $157,500; Mr. Rash held 29,000 shares valued at $228,375; Mr. Fleming held 30,000 shares valued at $236,250; and Mr. Cobb and Mr. Robb each held 25,000 shares valued at $196,875. Mr. Rash's restricted stock was forfeited at the time of his resignation.

(3) Amount includes Company contributions to the 401(k) plan ($15,006) and nonqualified pension plan ($17,430).

(4)      Such persons began employment with the Company during fiscal 1999.

(5) Amount includes Company contributions to the 401(k) plan ($15,900) and nonqualified pension plan ($17,503).

(6) Amount includes Company contributions to the 401(k) plan ($17,962) and nonqualified pension plan ($8,115).

(7) Amount includes Company contributions to the 401(k) plan ($18,000) and nonqualified pension plan ($4,422).

(8) Amount includes Company contributions to the 401(k) plan ($15,900) and nonqualified pension plan ($5,467).

EMPLOYMENT AGREEMENTS

         The Company has an employment agreement with William H. Spell, Chief Executive Officer of the Company, for a term ending December 31, 2002. Under such contract, Mr. Spell will receive an annual base salary of not less than $200,000 and a $600 per month car allowance. Along with his base salary, he can receive an annual bonus under the Performance Bonus Plan which varies annually, depending upon the amount of the target bonus. Currently, Mr. Spell could receive up to 180% of his base salary if the Company meets certain operating profit levels. Such employment agreement has a confidentiality provision, a one year noncompetition clause and provides for a severance payment equal to Mr. Spell's base salary for the balance of the initial term of the Agreement (but not less than 12 months) in the event of his termination other than for cause.

         The Company had an employment agreement with James K. Rash, former President of the Company who retired in fiscal 2001. Under such contract, Mr. Rash was entitled to receive an annual base salary of not less than $267,500. Along with his base salary, he was entitled to receive an annual bonus under the Performance Bonus Plan. Such employment agreement had a confidentiality provision, a one year noncompetition clause and provided for a severance payment equal to Mr. Rash's base salary for the balance of the initial term of the Agreement (but not less than 12 months) in the event of his termination other than for cause.

         The Company has an employment agreement with Larry I. Fleming, President of the Company, for a term ending December 31, 2002 which renews automatically for successive one-year terms. Under such contract, Mr. Fleming will receive an annual base salary of not less than $270,000. Along with his base salary, he can receive an annual bonus under the Performance Bonus Plan which varies annually, depending upon the amount of the target bonus. Currently, Mr. Fleming could receive up to 164% of his base salary if the Company meets certain operating profit levels. Such employment agreement has a confidentiality provision, a one year noncompetition clause and provides for a severance payment equal to Mr. Fleming's base salary for the balance of the initial term of the Agreement (but not less than 12 months) in the event of his termination other than for cause.

         The Company has an employment agreement with John R. Cobb, Senior Vice President of the Company, for a term ending December 31, 2002 which renews automatically for successive one-year terms. Under such contract, Mr. Cobb will receive an annual base salary of not less than $170,000. Along with his base salary, he can receive an annual bonus under the Performance Bonus Plan which varies annually, depending upon the amount of the target bonus. Currently, Mr. Cobb could receive up to 163% of his base salary if the Company meets certain operating profit levels. Such employment agreement has a confidentiality provision, a one year noncompetition clause and provides for a severance payment equal to Mr. Cobb's base salary for the balance of the initial term of the Agreement (but not less than 12 months) in the event of his termination other than for cause.

         The Company has an employment agreement with Roger R. Robb, Chief Financial Officer of the Company, for a term ending December 31, 2002 which renews automatically for successive one-year terms. Under such contract, Mr. Robb will receive an annual base salary of not less than $160,000. Along with his base salary, he can receive an annual bonus under the Performance Bonus Plan which varies annually, depending upon the amount of the target bonus. Currently, Mr. Robb could receive up to 163% of his base salary if the Company meets certain operating profit levels. Such employment agreement has a confidentiality provision, a one year noncompetition clause and provides for a severance payment equal to Mr. Robb's base salary for the balance of the initial term of the Agreement (but not less than 12 months) in the event of his termination other than for cause.

OPTION/SAR GRANTS DURING 2000 FISCAL YEAR

         No options or stock appreciation rights were granted to the named executive officers during the fiscal year ended December 31, 2000.

OPTION/SAR EXERCISES IN 2000 FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

         The following table sets forth information as to individual exercises of options, number of options and value of options at December 31, 2000 with respect to the named executive officers:

                                                                                                       VALUE OF
                                                                                                      UNEXERCISED
                                                                          NUMBER OF UNEXERCISED      IN-THE-MONEY
                                                                          SECURITIES UNDERLYING     OPTIONS/SARS AT
                                                                             OPTIONS/SARS AT         FY-END($)(1)
                                        SHARES ACQUIRED                   FY-END(#) EXERCISABLE/     EXERCISABLE/
                 NAME                    ON EXERCISE      VALUE REALIZED      UNEXERCISABLE         UNEXERCISABLE
                 ----                    -----------      --------------      -------------         -------------
William H. Spell...................                0          N/A            142,400/47,600       $870,050/287,450
James K. Rash......................                0          N/A             14,500/58,000(2)      62,531/250,125
Larry I. Fleming...................                0          N/A             13,500/54,000         59,063/236,250
John R. Cobb.......................                0          N/A             12,500/50,000         54,688/218,750
Roger R. Robb......................                0          N/A             12,500/50,000         53,563/214,250

(1) Based on the difference between the closing price of the Company's Common Stock as reported by Nasdaq at fiscal year end and the option exercise price.

(2) The unexercisable portion of such options were cancelled at the time of Mr. Rash's termination of employment.


DIRECTORS' COMPENSATION

         In 2000, Harry W. Spell, Chairman of the Board, and Bruce A. Richard, Vice Chairman of the Board, were each compensated for their services in such capacities at the annual rate of $30,000. George R. Long and Richard W. Perkins each received fees of $21,000 for their roles as non-employee directors. Commencing January 1, 2001, Messrs. Spell and Richard will be compensated at the annual rate of $31,200 and Messrs. Long and Perkins will each receive fees of $21,840.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         OFFICE SHARING. The Company has an office sharing arrangement with Spell Capital Partners, LLC pursuant to which the Company currently pays $16,750 per month for space and administrative support. William H. Spell and Harry W. Spell are both members of Spell Capital Partners, LLC.

         LOANS TO PURCHASE STOCK. In fiscal 1999 and 2001, the Company sold stock to its directors and executive officers and accepted full recourse Promissory Notes in payment of all or a portion of the consideration for such stock. The Company believes that each member of its management team should have a significant stake in the Company's financial performance. By having a meaningful amount of equity at risk, management's interests are closely aligned with those of the Company's shareholders. The Notes bear interest at the rate the Company is paying to the senior secured lender on its revolving credit facility, currently 7.5% per annum. Loans in excess of $60,000 have been made to the following persons:

                                               HIGHEST AMOUNT OUTSTANDING     AMOUNT OUTSTANDING
                  NAME AND TITLE                   DURING FISCAL 2000        AS OF MARCH 15, 2001
                  --------------                   ------------------        --------------------
William H. Spell, Chief Executive Officer                $340,488                     $284,238
James K. Rash, Former President                          $106,575                     $      0
Larry I. Fleming, President                              $ 98,547                     $ 98,547
John R. Cobb, Senior Vice President                      $ 86,953                     $ 86,953
Roger R. Robb, Chief Financial Officer                   $ 89,447                     $ 89,447
Dobson West, Chief Administrative                        $ 86,953                     $ 86,953
    Officer
George R. Long, Director                                 $ 66,250                     $ 46,375
N. Michael Stickel, Senior Vice President                $      0                     $ 78,093


STOCK PERFORMANCE CHART

         The following chart compares the cumulative total shareholder return on the Company's Common Stock with the S&P Smallcap 600 Index and an index of peer companies selected by the Company (the "Peer Group Index"). The comparison assumes $100 was invested on December 31, 1995 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.



                                     [GRAPH]



                                 Indexed Returns
                                  Years Ending


                              Base Period
COMPANY NAME/INDEX               DEC 95     DEC 96   DEC 97    DEC 98    DEC 99    DEC 00
------------------               ------     ------   ------    ------    ------    ------
PW Eagle                          100         191      157       139       296       548
S&P SmallCap 600 Index            100         120      150       146       163       174
Peer Group                        100          93       95        89        84        99


         The Peer Group Index includes the following companies: Lamson and Sessions Co. and Royal Group Tech Ltd.

                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP has acted as the Company's independent accountants for the fiscal years ended December 31, 2000 and 1999, and has been selected to act as the Company's accountants for fiscal 2001. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         AUDIT FEES. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services and other integrated services rendered in connection with the audit of the Company's annual financial statements for fiscal 2000 and reviews of the financial statements included in the Company's Forms 10-Q for fiscal 2000 were $235,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. No fees were billed by PricewaterhouseCoopers LLP for financial information systems design and implementation services during fiscal 2000.

         ALL OTHER FEES. The aggregate fees billed by PricewaterhouseCoopers LLP for all other non-audit services rendered to the Company during fiscal 2000, including fees for tax-related services, were $382,000.

         The Company's Audit Committee has not considered whether provision of the above non-audit services is compatible with maintaining
PricewaterhouseCoopers LLP's independence.

         Deloitte & Touche LLP, independent public accountants, served as the auditors of the Company for fiscal 1998. On April 30, 1999, the Company dismissed Deloitte & Touche LLP as its principal independent public accountant. The decision to dismiss the Company's certifying accountant was recommended and approved by the Company's Board of Directors. The report of Deloitte & Touche LLP on the Company's financial statements for the past fiscal year contained no adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits as of and for the years ended December 31, 1998 and 1997, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference thereto in its report on the financial statements for the Company for such years.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2000 all Section 16(a) filing requirements applicable to Insiders were complied with.

                              SHAREHOLDER PROPOSALS

         The proxy rules of the Securities and Exchange Commission permit shareholders of a Company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the proxy rules. The Company did not receive from its shareholders any proposals for action at the 2001 Annual Meeting. Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company on or before December 4, 2001 to be includable in the Company's proxy statement and related proxy for the 2002 annual meeting.

         Also, if a shareholder proposal intended to be presented at the 2002 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after February 18, 2002, then management named in the Company's proxy form for the 2002 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

                                 OTHER BUSINESS

         Management knows of no other matters that will be presented at the Annual Meeting of Shareholders. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

                          ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2000 accompanies this notice of meeting and Proxy Statement. No portion of such Annual Report is incorporated herein or is considered to be proxy soliciting material.

                                    FORM 10-K

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS CONTAINED IN THE REPORT. THE COMPANY WILL FURNISH ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K UPON THE PAYMENT IN ADVANCE OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). ANY SUCH REQUEST SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF PW EAGLE COMMON STOCK ON MARCH 21, 2001, THE RECORD DATE FOR THE 2001 ANNUAL MEETING, AND SHOULD BE DIRECTED TO: INVESTOR RELATIONS, PW EAGLE, INC., 222 SOUTH NINTH STREET, SUITE 2880, MINNEAPOLIS, MINNESOTA 55402.

                                       By Order of the Board of Directors,


                                       William H. Spell
                                       Chief Executive Officer

                                   APPENDIX A

                    AUDIT COMMITTEE CHARTER OF PW EAGLE, INC.

COMMITTEE PURPOSE

The Board of Directors is the ultimate corporate governance body of PW Eagle, Inc. ("Company"). As such, the Board is charged with monitoring and reviewing all material aspects of the Company's operations. To assist the Board in performing its oversight role, and to help the Board meet its fiduciary duties to the shareholders of the Company, the Board has created an audit committee ("Committee"). For its part, the Committee is charged with the active and regular performance of the Board's supervision of the Company's internal control systems, its external and internal audit process, and its external and internal financial reporting process.

The Committee's role includes a particular focus on the qualitative aspects of financial reporting and the adequacy of internal controls. Accordingly, one of the Committee's main functions will be to coordinate and control the Company's process for periodically reviewing and assessing internal procedures affecting these areas. Such internal procedures include, but are not limited to, those designed to identify, manage, monitor, and ultimately account for business transactions and risks arising from the Company's operating and non-operating activities.

COMMITTEE MEMBERSHIP

The Committee shall consist of at least three and no more than five independent directors. "Independent director" means a person other than an individual having a relationship which, in the opinion of Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Committee member. Though not all-inclusive, the following categories of people shall not be considered independent for audit committee purposes:

         (1) a director who is or was employed by the Company or any of its affiliates for the current year or any of the past three years;

         (2) a director who is a close relative of any management-level employee of the Company;

         (3) a director who personally accepted any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; and

         (4) a director who is a partner, controlling shareholder, or an executive officer of any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the securities of the Company or organization) that exceed 5% of the Company's or organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

Committee members shall have (1) knowledge of the primary industries in which the Company operates; (2) the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, statement of cashflow, and key performance indicators; and (3) the ability to understand key business and financial risks and related controls and control processes. One member must be literate in business and financial reporting and control and have past employment experience in finance or accounting or other comparable experience or background.

STRUCTURE

The Committee members shall be appointed by the Board of Directors, in accordance with the preceding member requirements. Each appointment shall be for an indefinite term, but the Board may remove Committee members at any time by Board action. If a Committee member is removed or resigns from the Committee, he or she shall serve until a successor is appointed.

The Committee shall elect a chairperson annually. The chairperson shall create the agenda for Committee meetings and otherwise preside over Committee meetings. It is expected that the chairperson will ask for management and key Committee advisors (e.g., Company legal counsel and Company external auditors) to participate in Committee meetings as appropriate.

MEETINGS

The Committee shall meet at least four times annually (ideally, once within 45 days from the end of each fiscal quarter). Additional meetings shall be scheduled as considered necessary by the Committee chairperson. Minutes of all meetings shall be recorded and maintained.

REPORTING TO THE BOARD

The Committee chairperson shall report to the Board at least semi-annually. Summaries of Committee meeting minutes, separately identifying all unusually significant items, shall be made available to the Board at least one week prior to the subsequent Board of Directors meeting.

QUORUM

A majority of the appointed Committee members shall constitute a quorum and shall be able to conduct the Committee's business.

COMMITTEE EXPECTATIONS AND INFORMATION NEEDS

The Committee shall communicate Committee expectations regarding the nature, timing, and extent of Committee information needs to management and external parties including external auditors. At a minimum, summary written materials, including quarterly financial statements with variance analyses (i.e., comparisons to both budget and prior period actual results) and key performance trends and indicators shall be received from management and external auditors at least one week prior to scheduled meetings. Meeting conduct will assume Board members have reviewed written materials in sufficient depth to participate in Committee and/or Board dialogue.

DUTIES AND RESPONSIBILITIES

In accordance with the Committee's purpose, it shall have the following duties and responsibilities:

         AUDIT & REVIEW FUNCTION

         - The Committee shall select, or nominate for selection by the Board and/or shareholders, the Company's external auditors.

         - The Committee shall annually ensure receipt of a formal written statement from the external auditors consistent with Independence Standards Board Standard 1. Additionally, the Committee shall discuss with the external auditor any relationships or services that may affect the external auditor's objectivity or independence. If the Committee is not satisfied with the external auditor's assurances of independence, it shall take or recommend to the Board appropriate action to ensure the independence of the external auditor.

         - The Committee shall make clear to management and the external auditors that the external auditors must consider the Committee to be its client and not management. Towards this end, the Committee shall meet annually with the external auditors, without management or others present, in order to assess the performance and ethical disposition (i.e., the "tone-at-the-top") of the financial and accounting management.

         - The Committee shall annually review, with or without management consultation, the performance (effectiveness, objectivity, and independence) of the external auditors.

         - The Committee shall annually consider the scope of the annual audit, staffing of the annual audit, and accounting fees for the annual audit to ensure that the economics support the scope and staffing of the annual audit.

         - The Committee shall review with the CFO and external auditor the annual audit plans and quarterly review plans of each, including the degree of coordination and cooperation concerning the respective plans.

         - The Committee shall inquire as to, and be satisfied with, the extent to which the planned audit scope can be relied upon to detect fraud or weaknesses in internal controls.

         RISK MANAGEMENT FUNCTION

         - The Committee shall inquire of management and external auditors about the adequacy of the Company's internal control procedures as a complete system, as well as the discovery of any individually material gaps and/or failures in the Company's internal control procedures.

         - The Committee shall meet periodically with those members of management responsible for Company risk assessment and risk management to understand and evaluate the Company's risk assessment and risk management efforts.

         - The Committee shall instruct the external auditors, Chief Executive Officer, and Chief Financial Officer that the Committee expects to be advised if there are areas of Company operation that, consistent with the Committee's purpose, require its special attention.

         FINANCIAL REPORTING FUNCTION

         - The Committee shall obtain from management explanations for all significant budget-to-actual variances in the financial statements between relevant periods (e.g., year-to-year and quarter-to-quarter), as well as trends and significant changes in actual results between relevant periods.

         - The Committee shall inquire about the existence and substance of any significant accounting accruals, reserves, contingencies, and estimates made by management that have a material impact on the financial statements and of the external auditor's opinions regarding the quality (i.e., adequacy, including over-adequacy) of all such items.

         - The Committee shall inquire as to the external auditor's views about whether management's choices of accounting principles (and their application of those accounting principles) are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles and practices are common or are minority practices.

         - The Committee shall inquire as to any material changes in the selection and/or application of accounting principles from the prior period and of the effect of such changes in the Company's financial statements (e.g., on earnings per share).

         - The Committee shall inquire of management and the external auditors to ascertain whether there were any significant financial reporting issues that arose during the accounting period and if so how they were resolved.

         - The Committee shall review the letter of management representations given to the external auditors and inquire whether they encountered any difficulties in obtaining the letter or any specific representations therein.

         - The Committee shall discuss with management and the external auditors the substance of any significant issues raised by in-house and outside legal counsel concerning litigation, contingencies, claims, or assessments; and understand how such matters are reflected in the Company's financial statements.

         - The Committee shall review with management the MD&A section of the annual report and ask the extent to which the external auditors reviewed the MD&A section; inquire of the external auditors to ascertain whether the other sections of the annual report to stockholders are consistent with the information reflected in the financial statements.

         - The Committee shall inquire of the external auditors to determine whether footnote disclosures adequately clarify and expand on the financial statements.

         - The Committee shall, jointly with the Board, consider whether the external auditors should meet with the Board to discuss any matters relative to the financial statements and to answer any questions that other directors may have.

         GENERAL

         - The Committee shall assess and report to the Board on its compliance with this charter on an annual basis. The Board shall consider the Committee's report to the Board to determine if changes to the Committee membership (e.g., composition and member number) are appropriate.

         - The Committee shall recommend to the Board any necessary changes to this charter on an annual basis.

AUTHORITY

The Committee has authority to:

         - Conduct such studies, analyses, and evaluations necessary to perform the duties and fulfill the responsibilities assigned to it by the Board.

         - Have full and independent access to Company personnel, after first notifying the Chief Executive Officer or the Chief Financial Officer of the intention to interview personnel.

         - Have full and independent access to Company financial and other information.

         - Seek and employ such outside consulting assistance as it determines necessary to fulfill its responsibilities. To the extent the Committee determines to expend in excess of $50,000 during any fiscal year on such consulting assistance, it shall seek approval from the Board of such excess expenditures.

                                 PW EAGLE, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 2, 2001
                           3:15 P.M. MINNEAPOLIS TIME

                          HILTON MINNEAPOLIS AND TOWERS
                              1001 MARQUETTE AVENUE
                             MINNEAPOLIS, MINNESOTA














PW EAGLE, INC.
222 SOUTH 9TH STREET, SUITE 2880, MINNEAPOLIS, MINNESOTA 55402             PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Harry W. Spell and William H. Spell, and each of them acting alone, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of PW Eagle, Inc. (the "Company") registered in the name of the undersigned, at the Company's 2001 Annual Meeting of Shareholders to be held at the Hilton Minneapolis and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota, at 3:15 p.m., Minneapolis Time, on Wednesday, May 2, 2001, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously granted with respect to the Meeting.

                       SEE REVERSE FOR VOTING INSTRUCTIONS

                               PLEASE DETACH HERE

1.  Set the number of directors at five:                                        [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

2.  Elect two Class II directors :  1 - Bruce A. Richard                        [ ]  FOR all nominees     [ ]  WITHHOLD AUTHORITY
                                    2 - William H. Spell                             listed to the left        to vote for all
                                                                                     (except as specified      nominees listed to
                                                                                      below)                    the left
    (Instructions:  To withhold authority to vote for any
    individual nominee, write the name  of the nominee in the
    box provided to the right.)                                                 [                                            ]
                                                                                --------------------------------------------

3. In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION
IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.

Address Change?  Mark Box       [   ]          Indicate changes below:          Date
                                                                                     ---------------------------




                                                                                [                                          ]

                                                                                SIGNATURE(S) IN BOX
                                                                                (PLEASE DATE AND SIGN name(s) exactly as
                                                                                shown on your stock certificate. Executors,
                                                                                administrators, trustees, guardians, etc.,
                                                                                should indicate capacity when signing.
                                                                                FOR STOCK HELD IN JOINT TENANCY, EACH JOINT
                                                                                OWNER SHOULD SIGN.